Directors Dealings According to ss. 15a of the
                     German Securities Insider Trading Act

       Issuer of Financial Instrument: GPC Biotech AG, Fraunhoferstr. 20,
                               82152 Martinsried
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Name                           Dr. Bernd R. Seizinger (Member of Management
                               Board)

Financial Instrument           Cash settled stock options

ISIN                           DE0005851505

Classification of transaction  Exercise and sale of stock options

Date                           01/02/2006

Place                          Xetra

Price                          10.86 (average)

Currency                       Euro

Number of shares               33,873

Volume                         367,895
--------------------------------------------------------------------------------
Name                           Dr. Bernd R. Seizinger (Member of Management
                               Board)

Financial Instrument           Cash settled stock options

ISIN                           DE0005851505

Classification of transaction  Exercise and sale of stock options

Date                           01/03/2006

Place                          Xetra

Price                          11.17 (average)

Currency                       Euro

Number of shares               11,872

Volume                         132,610
--------------------------------------------------------------------------------
Name                           Dr. Bernd R. Seizinger (Member of Management
                               Board)

Financial Instrument           Cash settled stock options

ISIN                           DE0005851505

Classification of transaction  Exercise and sale of stock options

Date                           01/04/2006

Place                          Xetra

Price                          11.11 (average)

Currency                       Euro

Number of shares               7,907

Volume                         87,863
--------------------------------------------------------------------------------

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Name                           Dr. Bernd R. Seizinger (Member of Management
                               Board)

Financial Instrument           Cash settled stock options

ISIN                           DE0005851505

Classification of transaction  Exercise and sale of stock options

Date                           01/05/2006

Place                          Xetra

Price                          11.03 (average)

Currency                       Euro

Number of shares               5,221

Volume                         57,562
--------------------------------------------------------------------------------
Name                           Dr. Mirko Scherer (Member of Management Board)

Financial Instrument           Cash settled stock options

ISIN                           DE0005851505

Classification of transaction  Exercise and sale of stock options

Date                           01/03/2006

Place                          Xetra

Price                          11.17 (Average)

Currency                       Euro

Number of shares               15,872

Volume                         177,290
--------------------------------------------------------------------------------
Name                           Dr. Mirko Scherer (Member of Management Board)

Financial Instrument           Cash settled stock options

ISIN                           DE0005851505

Classification of transaction  Exercise and sale of stock options

Date                           01/04/2006

Place                          Xetra

Price                          11.11 (Average)

Currency                       Euro

Number of shares               7,128

Volume                         79,192
--------------------------------------------------------------------------------

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Name                           Dr. Elmar Maier (Member of Management Board)

Financial Instrument           Ordinary bearer shares

ISIN                           DE0005851505

Classification of transaction  Sale

Date                           01/02/2006

Place                          Xetra/Frankfurt

Price                          10.84 (Average)

Currency                       Euro

Number of shares               8,907

Volume                         96,569
--------------------------------------------------------------------------------
Name                           Dr. Elmar Maier (Member of Management Board)

Financial Instrument           Ordinary bearer shares

ISIN                           DE0005851505

Classification of transaction  Sale

Date                           01/03/2006

Place                          Xetra/Frankfurt

Price                          11.03 (Average)

Currency                       Euro

Number of shares               14,815

Volume                         163,335
--------------------------------------------------------------------------------

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Name                           Dr. Sebastian Meier-Ewert (Member of Management
                               Board)

Financial Instrument           Ordinary bearer shares

ISIN                           DE0005851505

Classification of transaction  Sale

Date                           01/02/2006

Place                          Xetra/Frankfurt

Price                          10.86

Currency                       Euro

Number of shares               15,700

Volume                         170,462
--------------------------------------------------------------------------------
Name                           Dr. Sebastian Meier-Ewert (Member of Management
                               Board)

Financial Instrument           Ordinary bearer shares

ISIN                           DE0005851505

Classification of transaction  Sale

Date                           01/03/2006

Place                          Xetra/Frankfurt

Price                          11.00

Currency                       Euro

Number of shares               9,300

Volume                         102,337
--------------------------------------------------------------------------------